--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you the annual report for Cohen & Steers Advantage Income Realty Fund for the period ended December 31, 2001. The net asset value per share at that date was $14.03. During the quarter ended
December 31, 2001, three $0.105 per share monthly dividends were declared and paid to common shareholders. In addition, a special income dividend of $0.09 per share was declared for common shareholders of record on December 20, 2001 and was paid on January 15, 2002.

2001 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of 7.6%. This performance compares to the NAREIT Equity REIT Index's* total return of 5.0%. From May 31, 2001 (commencement of operations) through December 31, 2001, the Fund's total return, based on net asset value, was 3.3%, compared to the NAREIT Equity REIT Index's total return of 8.2%.

    We are pleased with the Fund's performance during its first year of operations. In addition to regular $0.105 monthly dividends, the Fund also declared an additional dividend of $0.09 per share at year-end. Furthermore, the Fund has also consistently traded above net asset value since its inception, with an average premium of 5%. Although the Fund's total return since May 2001 has fallen short of its benchmark's, we believe this was largely the result of the process of initially getting the Fund fully invested. Indeed, in the fourth quarter, the Fund outperformed its benchmark by almost three percentage points.

    In addition to the Fund's performance, REITs, in general, delivered another year of solid absolute and relative returns compared to other asset classes. For the second year in a row, REITs, which had a total return of 13.9%, as measured by the NAREIT Equity REIT Index, outperformed stocks, which had a total return of -11.9%, as measured by the S&P 500 Index. Also for the second consecutive year, REITs outperformed bonds, which had a total return of 8.5%, as measured by the Salomon Broad Investment Grade Bond Index. Over the past two years, REITs have generated a cumulative total return of 44.0%, exceeding the S&P 500 Index by 63.9 percentage points -- the largest margin of outperformance for any two-year period since 1976-77.

    REITs were faced with a significant challenge in 2001: the first recession of the modern REIT era. By demonstrating earnings resilience relative to corporate America, REITs passed this test. While it is true that REIT earnings grew only 5%-6% last year (analysts originally expected 8%-9% growth), this performance was far superior to the earnings for the S&P 500, which fell a startling 18%. One reason for REITs' resilience in the face of flagging demand was favorable real estate fundamentals: REITs entered the slowdown with high occupancies and below-market rents. This, combined with the contractual nature of many real estate leases, reduced the impact of

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

the recession on their earnings. REIT earnings also benefited from record-low interest rates in 2001, which allowed many of them to refinance their debt (REITs issued $11.9 billion of corporate debt in 2001, the second most active year ever). REITs also proved their mettle as income generators, with most of the group continuing to increase dividends in the face of economic uncertainty. The average REIT increased its dividend 5.4%, while S&P 500 dividends declined 3.3% -- the worst such decline since 1951.

    With regard to the Fund, we added significant value last year with our Health Care holdings, which outperformed the index substantially due to the noncyclical attributes of nursing home and hospital demand, the improvements in Medicare reimbursement, and the higher yields these companies offered. Our Regional Mall holdings also fared well, benefiting primarily from attractive debt refinancing opportunities; they also got a boost when investors realized that the recession was not going to hurt the sector's fundamentals as much as most had imagined. The Fund's performance was also helped by low weightings in economically sensitive sectors -- specifically, Office and Apartment -- which underperformed the defensive sectors, such as Shopping Center and Self Storage. As the economy slid into recession, investors questioned whether growth rates could be sustained and placed a greater value on current income.

    Our investment in REIT preferred stocks was a direct beneficiary of the decline in interest rates. These stocks offer the best and most secure yields in the REIT market. The Fund benefited not only from their high yields, but also from price appreciation, as investors were attracted to this high-quality source of income.

    As a result of their performance in 2001, REITs reaffirmed both their status as an asset class and their value as a portfolio diversifier. Both of these facts should begin to draw more investors to REITs. And, if the recent addition of seven REITs to Standard & Poor's indexes (including two to the bellwether S&P 500 Index) is any indication, this process is well underway.

2002 INVESTMENT OUTLOOK

    The following is our 2002 outlook, which forms the basis for our investment strategy:

     REIT EARNINGS GROWTH WILL BE MODERATE IN 2002 AND ACCELERATE IN 2003. Because leases delay the effect of changing market conditions on real estate revenue, the recession's impact on REIT earnings will be felt this year. As a result, Wall Street analysts have low expectations for cash flow growth, just 4%-5%. However, looking to 2003, we believe the building blocks are in place for growth to accelerate. Due to the recession, new construction has declined dramatically -- a major positive for landlords. And, as a result of the record economic stimulus now in place, the economy is beginning to show signs of improvement. Therefore, we expect the supply/demand picture for real estate to improve sometime in 2002, and we look for occupancy rates to increase in 2003, an important catalyst for accelerating growth.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

     REIT FUNDAMENTALS WILL BEGIN TO BENEFIT FROM AN IMPROVING COST OF CAPITAL. REITs have not had access to equity since 1999 due to its prohibitively high cost. If valuation multiples expand as we expect, REITs may be able to take advantage of more investment opportunities. With access to equity, REITs can blend the cost of equity with the extremely low cost of debt to add value by investing new capital. While development is not an investment option due to current market conditions, we expect REITs to find opportunities to acquire properties hurt by recession-induced vacancy and to acquire private owners who need to cash out partners or have succession/estate-planning needs.

     REIT VALUATION MULTIPLES SHOULD EXPAND TO REFLECT ACCELERATING GROWTH POTENTIAL IN 2003 AND BEYOND. REITs have gone through a recession, and yet they still produced earnings growth. This performance should finally allow REITs to earn a higher multiple for their better-than-expected earnings stability. Moreover, REIT cash flow multiples are still historically low. Therefore, it is likely that valuations already reflect the low growth expected in 2002, and that multiples can expand in anticipation of accelerating growth in 2003. What's more, dividend payout ratios are just 61% today, compared to nearly 100% ten years ago. Lower payout ratios are important, as they provide REITs with more cash with which to finance acquisitions or re-pay debt. The earnings produced by retained cash flow are virtually assured and increase the proportion of growth from internal sources, which is typically afforded the highest multiple by investors.

     REIT PERFORMANCE LEADERSHIP WILL SHIFT FROM INCOME- TO GROWTH-ORIENTED SECURITIES, AND FROM DEFENSIVE TO CYCLICAL SECTORS. The outperformance by the high-yield, small-cap companies last year dramatically reduced the valuation differential separating them from their low-yield, blue-chip peers. As a result, the dividend yield spread separating the top and bottom yield quartiles shrunk to 310 basis points from 600 basis points. If we are correct that the economy is improving, it is likely that the factors that drove REIT performance last year, particularly the Fed's easing, will reverse to some degree this year. As a result, investors' confidence in the ability of REITs to enjoy accelerated earnings growth in 2003 may increase.

     We view the compression of valuations and yield spreads as an opportunity to increase the Fund's investment in the higher-quality, more-economically-sensitive REITs. Their valuations are compelling on several measures and, in our view, are superior to the valuations of defensive sectors, which experienced significant multiple expansion last year. We have gradually increased the Fund's weightings in the Office, Regional Mall, Apartment, and Industrial sectors. Similarly, we have reduced our weighting in the Health Care sector and have maintained a lower weighting in the Shopping Center sector.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SUMMARY

    It has been 11 years since the last recession, providing us with a meaningful 'cycle' over which to judge the performance of modern-era REITs. The table below shows that, during that cycle, REITs delivered annualized returns of 13.6%, compared with the S&P 500's 14.4% return. While those returns are quite similar, their composition is not. Dividends accounted for 75% of REITs' total return, compared to just 26% for stocks. However, over that time, the multiples of stocks expanded, while those of REITs contracted, explaining why stocks, despite their lower dividend yields and lower earnings growth, outperformed REITs.

                  Sources of Total Return over a Cycle
                      Eleven Years ended 12/31/01


                                       REIT's        Stocks
                                       ------        ------
              Dividend Return          10.2%          3.8%
              Earnings Growth           9.4%          5.3%
              Multiple Change          -6.0%          5.3%
                                      -----           ---
              Total Return             13.6%         14.4%
                                      =====          ====

    In an environment where equity return expectations have declined, we believe that REITs, by virtue of fulfilling a large part of the return hurdle through their high dividend yields, have become more attractive to investors. While stock multiples expanded over the past cycle, and REIT multiples contracted, we believe this trend is in the process of being reversed. In our view, these factors, combined with our fundamental outlook, should enable REITs to continue to deliver acceptable relative returns.

    Finally, we note that Greg E. Brooks was recently named a co-portfolio manager of the Fund. Mr. Brooks is a Senior Vice President of Cohen & Steers Capital Management, Inc. and has been a member of the Fund's investment team since he joined Cohen & Steers Capital Management in 2000. Mr. Brooks was an investment

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

analyst with another real estate securities manager prior to joining Cohen & Steers. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.

Sincerely,

             MARTIN COHEN           ROBERT H. STEERS
             MARTIN COHEN           ROBERT H. STEERS
             President              Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

-------------------------------------------------------------------------------
         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com
-------------------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                            NUMBER        VALUE      DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ----------   -----------   --------
EQUITIES                                        98.82%
  COMMON STOCK                                  73.96%
    APARTMENT/RESIDENTIAL                        6.44%
         Gables Residential Trust......................      326,400   $ 9,661,440     8.14%
         Home Properties of New York...................      157,800     4,986,480     7.59
         Post Properties...............................      133,400     4,737,034     8.79
         Summit Properties.............................      194,700     4,871,394     7.39
         United Dominion Realty Trust..................      447,600     6,445,440     7.50
                                                                       -----------
                                                                        30,701,788
                                                                       -----------
    DIVERSIFIED                                  2.94%
         Colonial Properties Trust.....................      450,200    14,023,730     8.09
                                                                       -----------
    HEALTH CARE                                 12.27%
         Health Care Property Investors................      243,400     8,813,514     8.73
         Healthcare Realty Trust.......................      423,700    11,863,600     8.36
         Health Care REIT..............................      445,000    10,835,750     9.61
         Nationwide Health Properties..................      860,500    16,082,745     9.84
         Ventas........................................      945,600    10,874,400     8.26
                                                                       -----------
                                                                        58,470,009
                                                                       -----------
    INDUSTRIAL                                   3.47%
         First Industrial Realty Trust.................      531,900    16,542,090     8.75
                                                                       -----------
    OFFICE                                      18.36%
         Arden Realty..................................      374,300     9,918,950     7.40
         Brandywine Realty Trust.......................      464,600     9,789,122     8.35
         Crescent Real Estate Equities Co..............      575,100    10,415,061     8.28
         Highwoods Properties..........................      750,500    19,475,475     9.02
         Mack-Cali Realty Corp.........................      606,100    18,801,222     7.99
         Prentiss Properties Trust.....................      550,300    15,105,735     7.80
         Vornado Realty Trust..........................       95,500     3,972,800     6.35
                                                                       -----------
                                                                        87,478,365
                                                                       -----------
    OFFICE/INDUSTRIAL                            8.34%
         Kilroy Realty Corp............................       90,100     2,366,927     7.31
         Liberty Property Trust........................      643,200    19,199,520     7.91
         Reckson Associates Realty Corp. -- Class B....      712,500    18,175,875    10.19
                                                                       -----------
                                                                        39,742,322
                                                                       -----------

                See accompanying notes to financial statements.
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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                            NUMBER        VALUE      DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ----------   -----------   --------
    SELF STORAGE                                 4.77%
         Public Storage -- Series A....................      835,500   $22,717,245     9.01%
                                                                       -----------
    SHOPPING CENTER                             17.37%
      COMMUNITY CENTER                           5.07%
         Developers Diversified Realty Corp............      940,000    17,954,000     7.75
         Regency Centers Corp..........................      224,000     6,216,000     7.21
                                                                       -----------
                                                                        24,170,000
                                                                       -----------
      REGIONAL MALL                             12.30%
         General Growth Properties.....................      225,000     8,730,000     6.70
         JP Realty.....................................      621,800    14,792,622     8.58
         Macerich Co...................................      697,700    18,558,820     8.27
         Simon Property Group..........................      378,700    11,107,271     7.16
         Taubman Centers...............................      367,100     5,451,435     6.87
                                                                       -----------
                                                                        58,640,148
                                                                       -----------
         TOTAL SHOPPING CENTER.........................                 82,810,148
                                                                       -----------
             TOTAL COMMON STOCK (Identified
                cost -- $336,566,063)..................                352,485,697
                                                                       -----------
  PREFERRED STOCK                               24.86%
    APARTMENT/RESIDENTIAL                        6.67%
         Apartment Investment & Management Co., 9.00%,
           Series C....................................       14,600       352,590     9.32
         Apartment Investment & Management Co., 8.75%,
           Series D....................................       58,100     1,356,635     9.34
         Apartment Investment & Management Co., 9.375%,
           Series G....................................       52,800     1,333,200     9.27
         Apartment Investment & Management Co., 9.50%,
           Series H....................................       10,500       264,075     9.46
         Apartment Investment & Management Co., 10.10%,
           Series Q....................................       17,600       454,960     9.79
         Apartment Investment & Management Co., 10.10%,
           Series R....................................      917,500    23,763,250     9.65
         Mid-America Apartment Communities, 9.50%,
           Series A....................................       51,200     1,278,976     9.53
         Mid-America Apartment Communities, 8.875%,
           Series B....................................       58,300     1,466,245     8.83
         Mid-America Apartment Communities, 9.375%,
           Series C....................................       61,100     1,531,777     9.33
                                                                       -----------
                                                                        31,801,708
                                                                       -----------
    DIVERSIFIED                                  0.11%
         Colonial Properties Trust, 8.75%, Series A....       12,600       316,260     8.73
         Colonial Properties Trust, 9.25%, Series C....        8,200       210,330     9.01
                                                                       -----------
                                                                           526,590
                                                                       -----------

                See accompanying notes to financial statements.
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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                            NUMBER        VALUE      DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ----------   -----------   --------
    FINANCE                                      1.31%
         iStar Financial, 9.375%, Series B.............       91,200   $ 2,265,408     9.42%
         iStar Financial, 9.20%, Series C..............       55,700     1,382,752     9.26
         iStar Financial, 8.00%, Series D..............      121,500     2,594,025     9.37
                                                                       -----------
                                                                         6,242,185
                                                                       -----------
    HEALTH CARE                                  3.85%
         Healthcare Realty Trust, 8.875%, Series A.....       33,600       840,000     8.88
         Health Care REIT, 8.875%, Series B............       17,600       443,520     8.81
        #Nationwide Health Properties, 7.677%,
           Series P....................................      221,000    17,072,250     9.94
                                                                       -----------
                                                                        18,355,770
                                                                       -----------
    HOTEL                                        1.92%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)...............................      114,500     2,335,800     9.56
         FelCor Lodging Trust, 9.00%, Series B.........       55,400     1,288,050     9.68
         Host Marriott Corp., 10.00%, Series B.........        8,700       216,717    10.04
         Host Marriott Corp.,10.00%, Series C..........       25,300       632,500    10.00
         Innkeepers USA, 8.625%, Series A..............      200,500     4,661,625     9.29
                                                                       -----------
                                                                         9,134,692
                                                                       -----------
    INDUSTRIAL                                   0.02%
         EastGroup Properties, 9.00%, Series A.........        3,000        76,200     8.86
                                                                       -----------
    OFFICE                                       3.78%
         CarrAmerica Realty Corp., 8.55%, Series C.....       30,000       733,500     8.75
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)......................        7,000       135,450     8.73
        #Highwoods Properties, 8.625%, Series A........       18,550    17,158,750     9.32
                                                                       -----------
                                                                        18,027,700
                                                                       -----------
    OFFICE/INDUSTRIAL                            4.31%
         PS Business Parks, 9.25%, Series A............        6,400       161,920     9.13
       ##PS Business Parks, 9.50%, Series D............      800,000    20,400,000     9.33
                                                                       -----------
                                                                        20,561,920
                                                                       -----------

                See accompanying notes to financial statements.
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              COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                    SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                            NUMBER        VALUE      DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ----------   -----------   --------
  SHOPPING CENTER                                2.89%
    COMMUNITY CENTER                             0.87%
         Developers Diversified Realty Corp., 9.50%,
           Series A....................................       22,100   $   554,710     9.48%
         Developers Diversified Realty Corp., 9.44%,
           Series B....................................       47,700     1,196,078     9.41
         Developers Diversified Realty Corp., 8.68%,
           Series D....................................        1,000        25,000     8.68
         Federal Realty Investment Trust, 8.50%,
           Series B....................................       20,100       490,440     8.73
        #New Plan Excel Realty Trust, 7.80%,
           Series D....................................       20,000       917,500     8.50
         Realty Income Corp., 9.375%, Series B.........       28,000       721,000     9.09
         Realty Income Corp., 9.50%, Series C..........        8,000       210,800     9.03
                                                                       -----------
                                                                         4,115,528
                                                                       -----------
    OUTLET CENTER                                0.30%
        #Chelsea Property Group, 8.375%, Series A......       33,800     1,444,950     9.80
                                                                       -----------
    REGIONAL MALL                                1.72%
         CBL & Associates Properties, 9.00% ,
           Series A....................................        3,000        75,600     8.93
         Crown American Realty Trust, 11.00%,
           Series A....................................      125,600     6,493,520    10.64
         Rouse Co., 9.25%, Series Z....................       17,700       443,031     9.23
         Taubman Centers, 8.30%, Series A..............       51,100     1,190,630     8.93
                                                                       -----------
                                                                         8,202,781
                                                                       -----------
         TOTAL SHOPPING CENTER.........................                 13,763,259
                                                                       -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $114,244,141)..................                118,490,024
                                                                       -----------
             TOTAL EQUITIES (Identified
                cost -- $450,810,204)..................                470,975,721
                                                                       -----------

                See accompanying notes to financial statements.
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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                    SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                                 PRINCIPAL       VALUE
                                                                   AMOUNT       (NOTE 1)
                                                                 ----------   ------------
  CORPORATE BOND                                        1.03%
        #Host Marriott LP, 9.50%, due 1/15/07.................   $3,700,000   $  3,591,243
         LNR Property Corp., 10.50%, due 1/15/09..............      500,000        508,750
         New Plan Realty Trust, 6.90%, due 2/15/28............    1,000,000        834,401
                                                                              ------------
             TOTAL CORPORATE BOND (Identified
                cost -- $4,968,332)...........................                   4,934,394
                                                                              ------------
  COMMERCIAL PAPER                                      0.50%
         Tyco Capital Corp., 1.62%, due 01/02/02
           (Identified cost -- $2,364,894)....................    2,365,000      2,364,894
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $458,143,430)... 100.35%                 478,275,009
LIABILITIES IN EXCESS OF OTHER ASSETS AND LIQUIDATION
  VALUE OF AUCTION RATE CUMULATIVE PREFERRED
  SHARES ............................................ (26.58)%                (126,664,221)
                                                      ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to $14.03 per
  share based on 25,059,466 shares of capital stock
  outstanding) ....................................... 73.77%                  351,610,788
                                                      ------                  ------------
NET ASSETS -- AUCTION RATE CUMULATIVE PREFERRED SHARES
  SERIES M AND SERIES W (Equivalent to $25,000 per
  share based on 2,500 shares outstanding for each
  class) ............................................. 26.23%                  125,000,000
                                                      ------                  ------------
TOTAL NET ASSETS .................................... 100.00%                 $476,610,788
                                                      ------                  ------------
                                                      ------                  ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

## 238,000 shares segregated as collateral for interest rate swap transactions.

                See accompanying notes to financial statements.
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                                       10

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                    STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $458,143,430) (Note 1).......................  $478,275,009
    Cash....................................................        21,851
    Dividends and interest receivable.......................     2,776,010
    Other assets............................................        17,743
                                                              ------------
         Total Assets.......................................   481,090,613
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............        21,575
    Unrealized depreciation on interest rate swap
       transactions (Note 6)................................     1,805,637
    Payable for dividends declared on common shares.........     2,251,434
    Payable for dividends declared on preferred shares......        74,125
    Payable to investment manager...........................       172,673
    Interest payable on interest rate swap transactions.....        14,513
    Other liabilities.......................................       139,868
                                                              ------------
         Total Liabilities..................................     4,479,825
                                                              ------------
TOTAL NET ASSETS............................................  $476,610,788
                                                              ------------
                                                              ------------
TOTAL NET ASSETS consist of:
    Auction rate cumulative preferred shares, Series M
       ($25,000 liquidation value, $0.001 par value, 2,500
       shares issued and outstanding) (Notes 1 and 5).......  $ 62,500,000
    Auction rate cumulative preferred shares, Series W
       ($25,000 liquidation value, $0.001 par value, 2,500
       shares issued and outstanding) (Notes 1 and 5).......    62,500,000
    Common stock ($0.001 par value, 25,059,466 shares issued
       and outstanding)
       (Notes 1 and 5)......................................   352,806,227
    Accumulated net realized loss on investments............   (19,521,381)
    Net unrealized appreciation on investments and interest
       rate swap transactions...............................    18,325,942
                                                              ------------
                                                              $476,610,788
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($351,610,788[div]25,059,466 shares outstanding)........  $      14.03
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      14.70
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          4.78%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2001*

Investment Income (Note 1):
    Dividend income.........................................  $22,432,562
    Interest income.........................................      876,167
                                                              -----------
         Total Income.......................................   23,308,729
                                                              -----------
Expenses:
    Interest expense on interest rate swap transactions
       (Note 6).............................................    1,088,685
    Investment Management Fees (Note 2).....................    2,185,622
    Professional fees.......................................      144,749
    Administration fees (Note 2)............................      134,539
    Reports to shareholders.................................       61,947
    Custodian fees and expenses.............................       54,882
    Registration and filing fees............................       21,493
    Directors' fees and expenses (Note 2)...................       16,600
    Transfer agent fees.....................................       12,656
    Miscellaneous...........................................      188,718
                                                              -----------
         Total Expenses.....................................    3,909,891
    Reduction of Expenses (Note 2)..........................   (1,078,115)
                                                              -----------
         Net Expenses.......................................    2,831,776
                                                              -----------
Net Investment Income.......................................   20,476,953
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................  (23,889,564)
    Net unrealized appreciation on investments..............   20,131,579
    Net unrealized depreciation on interest rate swap
       transactions.........................................   (1,805,637)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (5,563,622)
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $14,913,331
                                                              -----------
                                                              -----------

-------------------
* The Fund commenced operations on May 31, 2001.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                                MAY 31, 2001*
                                                                   THROUGH
                                                              DECEMBER 31, 2001
                                                              -----------------
Change in Net Assets:
    From Operations:
         Net investment income..............................    $ 20,476,953
         Net realized loss on investments...................     (23,889,564)
         Net unrealized appreciation on investments and swap
            transactions....................................      18,325,942
                                                                ------------
              Net increase in net assets resulting from
                operations..................................      14,913,331
                                                                ------------
    Dividends and Distributions to Common Stock Shareholders
       from:
         Net investment income..............................     (14,417,520)
         Tax return of capital..............................      (3,540,737)
                                                                ------------
              Total dividends and distributions to
                shareholders................................     (17,958,257)
                                                                ------------
    Dividends and Distributions to Preferred Stock
       Shareholders from:
         Net investment income..............................      (1,691,250)
                                                                ------------
              Total dividends and distributions from
                shareholders................................     (19,649,507)
                                                                ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from Fund share
            transactions....................................     478,498,249
         Increase in net assets from shares issued to
            shareholders for
            reinvestment of dividends.......................       2,748,440
                                                                ------------
              Net increase in net assets from capital stock
                transactions................................     481,246,689
                                                                ------------
              Total increase in net assets..................     476,510,513
    Net Assets:
         Beginning of period................................         100,275
                                                                ------------
         End of period......................................    $476,610,788
                                                                ------------
                                                                ------------

-------------------
* Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                   FOR THE PERIOD
                                                                    MAY 31, 2001*
                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  DECEMBER 31, 2001
--------------------------------                                  -----------------
Net asset value, beginning of period........................         $    14.33
                                                                     ----------
Income from investment operations:
    Net investment income...................................               0.75
    Net realized and unrealized gain/(loss) on
      investments...........................................              (0.13)
                                                                     ----------
        Total from investment operations....................               0.62
                                                                     ----------
Less: Offering and organization costs charged to paid-in
    capital -- Common Shares................................              (0.03)
  Offering and organization costs charged to paid-in
    capital -- Preferred Shares.............................              (0.07)
  Dilutive effect of common share offering..................              (0.03)
                                                                     ----------
        Total offering and organization costs...............              (0.13)
                                                                     ----------
Less: dividends and distributions to shareholders from:
    Net investment income -- common shares..................              (0.58)
    Tax return of capital (common shares)...................              (0.14)
    Net investment income -- preferred shares...............              (0.07)
                                                                     ----------
        Total Dividends and distributions to shareholders...              (0.79)
                                                                     ----------
Net decrease in net assets..................................              (0.30)
                                                                     ----------
Net asset value, end of period..............................         $    14.03
                                                                     ----------
                                                                     ----------
Market value, end of period.................................         $    14.70
                                                                     ----------
                                                                     ----------
Net asset value total return(1).............................               3.27%(2)
                                                                     ----------
                                                                     ----------
Market value return(1)......................................               3.15%(2)
                                                                     ----------
                                                                     ----------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets attributable to common shares, end of period
      (in millions).........................................         $    351.6
                                                                     ----------
                                                                     ----------
    Ratio of expenses to average daily net assets
      attributable to common shares (before expense
      reduction)............................................               1.93%(3)
                                                                     ----------
                                                                     ----------
    Ratio of expenses to average daily net assets
      attributable to common shares (net of expense
      reduction)............................................               1.40%(3)
                                                                     ----------
                                                                     ----------
    Ratio of net investment income to average daily net
      assets attributable to common shares (before expense
      reduction)............................................               9.59%(3)
                                                                     ----------
                                                                     ----------
    Ratio of net investment income to average daily net
      assets attributable to common shares (net of expense
      reduction)............................................              10.12%(3)
                                                                     ----------
                                                                     ----------
    Ratio of expenses to average daily net assets (before
      expense reduction)....................................               1.52%(3)
                                                                     ----------
                                                                     ----------
    Ratio of expenses to average daily net assets (net of
      expense reduction)....................................               1.10%(3)
                                                                     ----------
                                                                     ----------
    Portfolio turnover rate.................................              23.95%(2)
                                                                     ----------
                                                                     ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   FOR THE PERIOD
                                                                    MAY 31, 2001*
                                                                       THROUGH
                                                                  DECEMBER 31, 2001
                                                                  -----------------
PREFERRED STOCK:
----------------
    Liquidation value, end of period (in 000's).............         $  125,000
                                                                     ----------
                                                                     ----------
    Total shares outstanding (in 000's).....................                  5
                                                                     ----------
                                                                     ----------
    Asset coverage per share................................         $95,322.16
                                                                     ----------
                                                                     ----------
    Liquidation preference per share........................         $25,000.00
                                                                     ----------
                                                                     ----------
    Average market value per share..........................         $25,000.00(4)
                                                                     ----------
                                                                     ----------

-------------------

 *  Commencement of operations.
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.
(4) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on May 31, 2001.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of Auction Rate Cumulative Preferred Shares. In an interest rate swap, the Fund agrees to pay the other party to the interest rate swap (which is known as the 'Counterparty') a fixed rate payment in exchange for the Counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Auction Rate Cumulative Preferred Shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Common Shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

    Preferred shares will pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Fund incurred investment management fees of $2,185,622.

    The Investment Manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed asset value in year 6, 0.28% of average daily managed asset value in year 7, 0.21% of average daily managed asset value in year 8, 0.14% of average daily managed asset value in year 9 and 0.07% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Investment Manager waived management fees of $1,078,115.

    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee of 0.02% of the Fund's average daily managed asset value. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Fund incurred $51,340 in administration fees.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation from the Fund for their services. Fees and related expenses accrued for non-affiliated directors totaled $16,600 for the period May 31, 2001 (commencement of operations) through December 31, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period May 31, 2001 (commencement of operations) through December 31, 2001, totaled $572,671,550 and $93,004,257, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $3,540,737 ($0.14 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Aggregate cost....................................  $455,769,356
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 26,072,900
Gross unrealized depreciation.....................    (3,567,247)
                                                    ------------
Net unrealized appreciation on investments........    22,505,653
Net unrealized depreciation on interest rate swap
  transactions....................................    (1,805,637)
                                                    ------------
Net unrealized appreciation.......................  $ 20,700,016
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $4,368,183.

    At December 31, 2001, the Fund had tax basis capital losses of $21,895,454 which may be carried over to offset future capital gains and which expire in 2009.

NOTE 5. CAPITAL STOCK

    On May 31, 2001 the Fund completed the initial public offering of 22,000,000 shares of common stock. Proceeds paid to the Fund amounted to $314,490,000 after deduction of underwriting commissions and offering expenses of $15,510,000.

    On June 19, 2001, the Fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the Fund amounted to $28,590,000 after deduction of underwriting commissions and offering expenses of $1,410,000.

    On July 9, 2001, the Fund's underwriters excercised an option to purchase an additional 855,900 shares. Proceeds paid to the Fund amounted to $12,235,090 after deduction of underwriting commissions and offering expenses of $603,410.

    During the period May 31, 2001(commencement of operations) through December 31, 2001, the Fund issued 196,566 shares of common stock for the reinvestment of dividends.

    On July 25, 2001, the Fund issued 2,500 Auction Rate Cumulative Preferred Shares, Series M (par value $0.001) and 2,500 Auction Rate Cumulative Preferred Shares, Series W (par value $0.001)(together referred to as 'Preferred Shares'). Proceeds paid to the Fund amounted to $123,183,159 after deduction of underwriting commissions and offering expenses of $1,816,841. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred Shares are senior to the Fund's Common Shares and will rank on a parity with shares of any other series of Preferred Shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, as required by the Fund's Articles Supplementary for Preferred Shares (2) maintain the 1940 Act Preferred Shares Asset Coverage, or
(3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The Fund's Common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to (1) approve any plan of reorganization that would adversely affect the Auction Rate Cumulative Preferred Shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The Fund has entered into 3 interest rate swap agreements with Salomon Swapco Inc. Under the agreements the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at December 31, 2001 are as follows:

 NOTIONAL                    FLOATING RATE*       TERMINATION     UNREALIZED
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE        DEPRECIATION
  ------     ----------   --------------------   -------------   ------------
$31,250,000   5.3025%            1.93%           July 30, 2006   $  (627,728)
$31,250,000   5.5920%            1.93%           July 30, 2008      (623,925)
$31,250,000   5.8240%            1.93%           July 30, 2011      (553,984)
                                                                 -----------
                                                                 $(1,805,637)
                                                                 -----------
                                                                 -----------

-------------------
*Based on LIBOR (London Interbank Offered Rate).

NOTE 7. SUBSEQUENT EVENTS

    On January 2, 2002, the Board of Directors of the Fund declared a dividend of $0.105 per share distribution payable on January 31, 2002 to shareholders of record on January 15, 2002.

   -----------------------------------------------------------
       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
   -----------------------------------------------------------

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Advantage Income Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



                                   PRICEWATERHOUSECOOPERS LLP

New York, New York
February 4, 2002

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, NA as agent for common shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The Plan Agent maintains each common shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at (telephone 800-426-5523).

--------------------------------------------------------------------------------
                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund.

    Effective January 11, 2002, Greg E. Brooks was named an additional portfolio manager of the Fund. Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Adviser, as a vice president and investment analyst in April 2000, and became a senior vice president in January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities manager. He is a Chartered Financial Analyst. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.
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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.


                             PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Investment Manager who have a legitimate business need for the information.


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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                    OVERSEEN
                                                                                                   WITHIN THE
                             POSITION(S) HELD    TERM OF    LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND        OFFICE    TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
-------------------------   ------------------   -------   -----------   -----------------------   ----------
Robert H. Steers ........   Director, Chairman    Three       Since      Chairman of Cohen &           6
757 Third Avenue              and Secretary       Year      Inception    Steers Capital
New York, New York                                Terms                  Management, Inc., the
Age: 48                                                                  Fund's Investment
                                                                         Manager.

Martin Cohen ............       Director,         Three       Since      President of Cohen &          6
757 Third Avenue              President and       Year      Inception    Steers Capital
New York, New York              Treasurer         Terms                  Management, Inc., the
Age: 52                                                                  Fund's Investment
                                                                         Manager.

Gregory C. Clark ........        Director         Three       Since      Private Investor. Prior       6
376 Mountain Laurel Drive                         Year      Inception    thereto, President of
Aspen, Colorado                                   Terms                  Wellspring Management
Age: 54                                                                  Group (investment
                                                                         advisory firm).

Bonnie Cohen ............        Director         Three    December 3,   Consultant. Prior             6
1824 Phelps Place, N.W.                           Year       2001 to     thereto, Undersecretary
Washington, D.C.                                  Terms      Present     of State, United States
Age: 59                                                                  Department of State.

George Grossman .........        Director         Three       Since      Attorney-at-law.              6
17 Elm Place                                      Year      Inception
Rye, New York                                     Terms
Age: 47

Richard J. Norman .......        Director         Three    December 3,   Private Investor. Prior       6
7520 Hackamore Drive                              Year       2001 to     thereto, Investment
Potomac, Maryland                                 Terms      present     Representative of
Age: 58                                                                  Morgan Stanley Dean
                                                                         Witter.

Willard H. Smith, Jr.....        Director         Three       Since      Board member of Essex         6
5208 Renaissance Avenue                           Year      Inception    Property Trust, Inc.,
San Diego, California                             Terms                  Highwoods Properties,
Age: 64                                                                  Inc. and Realty Income
                                                                         Corporation. Managing
                                                                         director at Merrill
                                                                         Lynch & Co., Equity
                                                                         Capital Markets
                                                                         Division from 1983 to
                                                                         1995.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
              EQUITY INCOME FUND                                       REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

           FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
             SPECIAL EQUITY FUND                                INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       26





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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management,
                                       Inc.
 Martin Cohen                          757 Third Avenue
 Director and President                New York, NY 10017
                                       (212) 832-3232
 Gregory C. Clark
 Director                              FUND SUB-ADMINISTRATOR AND CUSTODIAN
                                       State Street Corp.
 Bonnie Cohen                          225 Franklin Street
 Director                              Boston, MA 02110

 George Grossman                       TRANSFER AGENT
 Director                              Equiserve Trust Company
                                       150 Royall Street
 Richard J. Norman                     Canton, MA 02021
 Director                              (800) 426-5523

 Willard H. Smith, Jr.                 LEGAL COUNSEL
 Director                              Simpson Thacher & Bartlett
                                       425 Lexington Avenue
 Adam Derechin                         New York, NY 10017
 Vice President and Assistant
 Treasurer                             New York Stock Exchange Symbol: RLF
                                       Website: www.cohenandsteers.com
 Lawrence B. Stoller
 Assistant Secretary                   This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of Fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be
                                       worth more or less at the time you
                                       sell.

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                                       27

                                 COHEN & STEERS
                              --------------------
                          ADVANTAGE INCOME REALTY FUND


                              -------------------
                                ANNUAL REPORT
                              DECEMBER 31, 2001



COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as........................... [div]